UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) December 12, 2012

MANITEX INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9725 Industrial Drive, Bridgeview, Illinois	60455
(Address of Principal Executive Offices)	(Zip Code)

(708) 430-7500
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officer Employment Agreements Changed to Include “Double-Trigger” Change of Control Provisions

On December 12, 2012, Manitex International, Inc. (the “Company”) entered into new employment agreements (the “New Employment Agreements”) with the following executive officers (the “Executive Officers”), each for a term commencing on December 12, 2012 and expiring on December 31, 2015:

•	David J. Langevin, Chairman and Chief Executive Officer
•	Andrew M. Rooke, President and Chief Operating Officer
•	David H. Gransee, Vice President and Chief Financial Officer
•	Lubomir T. Litchev, President of Manufacturing Operations

Each new Employment Agreement replaced  the prior employment agreement that each of the Executive Officers had entered into with the Company (the “Prior Employment Agreements”).  The Prior Employment Agreements provided that, upon a Change of Control (as defined therein), each Executive Officer was entitled to receive certain severance benefits, including a cash payment equal to two years of base salary.  Pursuant to the New Employment Agreements, such severance benefits are only payable in connection with a Change of Control (as defined therein) if such Executive Officer’s employment is terminated Without Cause (as defined therein), or for Good Reason (as defined therein), within 6 months prior to and in anticipation of, or 24 months following, a Change of Control.  Further, in addition to a payment of two years of base salary, the severance payment provided for in the New Employment Agreements includes amounts equal to two times the average of the Executive Officer’s bonus received in the prior three years, as well as a pro rata bonus for the fiscal year during which the Change of Control occurs.

Other than as specified herein, the New Employment Agreements are the same in all material respects as the Prior Employment Agreements, including with respect to the definition of a Change of Control.

The description of the New Employment Agreements set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of such employment agreements, which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4.

Item 9.01. Financial Statements Exhibits.

(d)	Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

Date: December 17, 2012
MANITEX INTERNATIONAL, INC.

By:	/s/David H. Gransee
Name:	David H. Gransee
Title	Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.             Description of Exhibit

10.1	Employment Agreement, dated December 12, 2012, between Manitex International, Inc. and David J. Langevin.

10.2	Employment Agreement, dated December 12, 2012, between Manitex International, Inc. and Andrew M. Rooke.

10.3	Employment Agreement, dated December 12, 2012, between Manitex International, Inc. and Lubomir T. Litchev.

10.4	Employment Agreement, dated December 12, 2012, between Manitex International, Inc. and David H. Gransee.